Exhibit 10.4(a)(1)

AMENDMENT TO
THE SUPPLEMENTAL INCOME PLAN AGREEMENT
BY AND BETWEEN FIRST SOUTH BANK AND THOMAS A. VANN

This Amendment to the Supplemental Income Plan Agreement by and between FIRST SOUTH BANK (the “Bank”) and Thomas A. Vann (“Executive”) is entered into as of December 26, 2008.

WHEREAS, Executive and the Bank previously entered into a Supplemental Income Plan Agreement dated January 1, 1994 which was restated on December 14, 1995 and subsequently amended (the “Agreement”); and

WHEREAS, Executive and the Bank desire to amend the Agreement to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the as follows:

FIRST CHANGE

All references in the Agreement to New South Bancorp, Inc. shall be replaced with First South Bancorp, Inc.

SECOND CHANGE

Section 7 of the Agreement shall be amended by deleting the last three (3) paragraphs thereof which address the implementation of a grantor trust.

THIRD CHANGE

The following new Section 13 shall be added to the Agreement:

“Section 13.    Section 409A

This Agreement shall at all times be administered and the provisions of this Agreement shall be interpreted consistent with the requirements of Section 409A.  For purposes of this Agreement, Section 409A shall refer to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury regulations and any other authoritative guidance issued thereunder.  Any modification to the terms of this Agreement that would inadvertently result in an additional tax liability on the part of the Employee shall have no effect, provided the change in the terms of the Agreement are rescinded by the earlier of a date before the right is exercised (if the change grants a discretionary right) and the last day of the calendar year during which such change occurred.

On or before December 31, 2008, if the Employee wishes to change his or her election as to the form or timing of the payment under this Agreement, the Employee may do so by completing a Transition Relief Election Form, provided that any such election (i) must be made prior to the Employee’s separation from service, (ii) shall not take effect before the date that is 12 months after the date the election is made, (iii) cannot apply to amounts that would otherwise be payable in 2008 and may not cause an amount to be paid in 2008 that would otherwise be paid in a later year.

Changes to elections under this Agreement after December 31, 2008: (i) may not accelerate the payment of benefits, (ii) must be made at least 12 months prior to the scheduled distribution date, and (iii) must postpone payment (or the commencement of payments) for at least five (5) years from the scheduled distribution date.

Despite any contrary provision of this Agreement, if, when an Employee’s service terminates, the Employee is a “specified employee,” as defined in Section 409A of the Code, and if any payments under this Agreement will result in additional tax or interest to the Employee because of Section 409A of the Code, the Employee shall not be entitled to the such payments until the earliest of (i) the date that is at least six months after termination of the Employee’s employment for reasons other than the Employee’s death, (ii) the date of the Employee’s death, or (iii) any earlier date that does not result in additional tax or interest to the Employee under Section 409A of the Code.”

FOURTH CHANGE

The second paragraph of Section 6 of the Agreement shall be amended in its entirety as follows:

 “Except as otherwise provided in Sections 1, 2 or 3 as applicable, in the event that, on or before the occurrence of an Employee’s Retirement Date or Early Retirement Date, a “Termination of Protected Employment” occurs following a Change in Control (as defined herein), then the Employee shall be deemed to have retired as of his Early Retirement Date and the Employee may elect to receive the present value of his accrued benefit in a lump sum or installment payments as set forth in Section 1 of this Agreement.  Said election must be made in accordance with Section 13 of this Agreement.

An Employee will be deemed to have a termination of employment for purposes of determining the timing of any payments under this Agreement only upon a “separation from service” within the meaning of Section 409A of the Code.”

FIFTH CHANGE

Section 1 of the Agreement shall be deleted in its entirety and replaced with the following new Section 1:

“Except as otherwise specifically provided herein, if the Employee shall retire from employment with the Bank either at or after the age of 65 (the “Retirement Date”) or at or after age 55 with 10 years of employment with the Bank (the “Early Retirement Date”), the Bank shall pay the Employee the annual benefit set forth on Exhibit A to this Agreement (based on years of employment with the Bank after January 1, 1994).  The Employee may elect to receive his benefit in annual installments over a fifteen year period or he may elect to receive the present value of his fifteen year benefit in a lump sum.  Benefits under this Agreement will be paid (or commence to be paid) within 10 days of the Employee’s Retirement Date or Early Retirement Date (whichever is applicable).  Said election must be made in accordance with Section 13 of this Agreement.”

Except as expressly provided herein, the terms and conditions of the Agreement shall remain in full force and effect and shall be binding on the parties hereto until the expiration of the term of the Agreement.  Effectiveness of this Amendment to the Agreement shall be conditioned upon approval by the Board of Directors of the Bank (or appropriate committee thereof), and this Amendment to the Supplemental Income Plan Agreement shall become effective on the later of date of such approval and execution by both parties hereto.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment to the Agreement, as of the day and year first above written.

ATTEST:	FIRST SOUTH BANK
/s/ William L. Wall	/s/ Frederick N. Holscher
Chairman of the Board

WITNESS:	EXECUTIVE
/s/ William L. Wall	/s/ Thomas A. Vann
Thomas A. Vann

Exhibit 10.4(a)(2)

AMENDMENT TO
THE SUPPLEMENTAL INCOME PLAN AGREEMENT
BY AND BETWEEN FIRST SOUTH BANK AND WILLIAM L. WALL

This Amendment to the Supplemental Income Plan Agreement by and between FIRST SOUTH BANK (the “Bank”) and William L. Wall (“Executive”) is entered into as of December 26, 2008.

WHEREAS, Executive and the Bank previously entered into a Supplemental Income Plan Agreement dated January 1, 1994 which was restated on December 14, 1995 and subsequently amended (the “Agreement”); and

WHEREAS, Executive and the Bank desire to amend the Agreement to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the as follows:

FIRST CHANGE

All references in the Agreement to New South Bancorp, Inc. shall be replaced with First South Bancorp, Inc.

SECOND CHANGE

Section 7 of the Agreement shall be amended by deleting the last three (3) paragraphs thereof which address the implementation of a grantor trust.

THIRD CHANGE

The following new Section 13 shall be added to the Agreement:

“Section 13.    Section 409A

This Agreement shall at all times be administered and the provisions of this Agreement shall be interpreted consistent with the requirements of Section 409A.  For purposes of this Agreement, Section 409A shall refer to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury regulations and any other authoritative guidance issued thereunder.  Any modification to the terms of this Agreement that would inadvertently result in an additional tax liability on the part of the Employee shall have no effect, provided the change in the terms of the Agreement are rescinded by the earlier of a date before the right is exercised (if the change grants a discretionary right) and the last day of the calendar year during which such change occurred.

On or before December 31, 2008, if the Employee wishes to change his or her election as to the form or timing of the payment under this Agreement, the Employee may do so by completing a Transition Relief Election Form, provided that any such election (i) must be made prior to the Employee’s separation from service, (ii) shall not take effect before the date that is 12 months after the date the election is made, (iii) cannot apply to amounts that would otherwise be payable in 2008 and may not cause an amount to be paid in 2008 that would otherwise be paid in a later year.

Changes to elections under this Agreement after December 31, 2008: (i) may not accelerate the payment of benefits, (ii) must be made at least 12 months prior to the scheduled distribution date, and (iii) must postpone payment (or the commencement of payments) for at least five (5) years from the scheduled distribution date.

Despite any contrary provision of this Agreement, if, when an Employee’s service terminates, the Employee is a “specified employee,” as defined in Section 409A of the Code, and if any payments under this Agreement will result in additional tax or interest to the Employee because of Section 409A of the Code, the Employee shall not be entitled to the such payments until the earliest of (i) the date that is at least six months after termination of the Employee’s employment for reasons other than the Employee’s death, (ii) the date of the Employee’s death, or (iii) any earlier date that does not result in additional tax or interest to the Employee under Section 409A of the Code.”

FOURTH CHANGE

The second paragraph of Section 6 of the Agreement shall be amended in its entirety as follows:

 “Except as otherwise provided in Sections 1, 2 or 3 as applicable, in the event that, on or before the occurrence of an Employee’s Retirement Date or Early Retirement Date, a “Termination of Protected Employment” occurs following a Change in Control (as defined herein), then the Employee shall be deemed to have retired as of his Early Retirement Date and the Employee may elect to receive the present value of his accrued benefit in a lump sum or installment payments as set forth in Section 1 of this Agreement.  Said election must be made in accordance with Section 13 of this Agreement.

An Employee will be deemed to have a termination of employment for purposes of determining the timing of any payments under this Agreement only upon a “separation from service” within the meaning of Section 409A of the Code.”

FIFTH CHANGE

Section 1 of the Agreement shall be deleted in its entirety and replaced with the following new Section 1:

“Except as otherwise specifically provided herein, if the Employee shall retire from employment with the Bank either at or after the age of 65 (the “Retirement Date”) or at or after age 55 with 10 years of employment with the Bank (the “Early Retirement Date”), the Bank shall pay the Employee the annual benefit set forth on Exhibit A to this Agreement (based on years of employment with the Bank after January 1, 1994).  The Employee may elect to receive his benefit in annual installments over a fifteen year period or he may elect to receive the present value of his fifteen year benefit in a lump sum.  Benefits under this Agreement will be paid (or commence to be paid) within 10 days of the Employee’s Retirement Date or Early Retirement Date (whichever is applicable).  Said election must be made in accordance with Section 13 of this Agreement.”

Except as expressly provided herein, the terms and conditions of the Agreement shall remain in full force and effect and shall be binding on the parties hereto until the expiration of the term of the Agreement.  Effectiveness of this Amendment to the Agreement shall be conditioned upon approval by the Board of Directors of the Bank (or appropriate committee thereof), and this Amendment to the Supplemental Income Plan Agreement shall become effective on the later of date of such approval and execution by both parties hereto.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment to the Agreement, as of the day and year first above written.

ATTEST:	FIRST SOUTH BANK
/s/ Kristie W. Hawkins	/s/ Frederick N. Holscher
Chairman of the Board

WITNESS:	EXECUTIVE
/s/ Kristie W. Hawkins	/s/ William L. Wall
William L. Wall